UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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GenCorp Inc.

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Shareholder Update March 2006

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such statements in this presentation and in subsequent discussions with the Company's management are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein and in subsequent discussions with the Company's management that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. A variety of factors could cause actual results or outcomes to differ materially from those expected and expressed in the Company's forward-looking statements. Some important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements include, but are not limited to, the following: Cancellation or material modification of one or more significant contracts, such as the recent renegotiation of our Atlas V contract; Future reductions or changes in U.S. government spending; Failure to comply with regulations applicable to contracts with the U.S. government; Product failures, schedule delays or other problems with existing or new products and systems or cost-overruns on the Company's fixed-price contracts; Significant competition and the Company's inability to adapt to rapid technological changes; The release or explosion of dangerous materials used in the Company's businesses; Disruptions in the supply of key raw materials and difficulties in the supplier qualification process, as well as increases in the prices of raw materials; Reduction in airbag propellant volume; A strike or other work stoppage or the Company's inability to renew collective bargaining agreements on favorable terms; The loss of key employees and shortage of available skilled employees to achieve anticipated growth; Environmental claims related to the Company's current and former businesses and operations; The possibility that the environmental and other government regulations that impact the Company become more stringent or subject the Company to material liability in excess of its established reserves; Changes in economic and other conditions in the Sacramento County, California, real estate market or changes in interest rates affecting real estate values in that market; The Company's limited experience in real estate activities and the ability to execute its real estate business plan, including the Company's ability to obtain all necessary zoning, land use and environmental approvals; The cost of servicing the Company's debt and compliance with financial and other covenants; Effects of changes in discount rates and returns on plan assets of defined benefit pension plans could require the Company to increase its shareholders' deficit; Fluctuations in sales levels causing the Company's quarterly operating results to fluctuate; Additional costs related to the Company's recent divestitures; Costs and time commitment related to acquisition activities; Inability to effectively and efficiently implement the necessary initiatives to eliminate the material weakness we expect to report in our internal controls over financial reporting; and Those risks detailed from time to time in the Company's reports filed with the SEC This list of factors that may affect future performance and the accuracy of forward-looking statements are illustrative, but by no means exhaustive. These and other factors are described in more detail in the Company's Annual Report on Form 10-K for the year ended November 30, 2005 and in the Company's subsequent filings with the SEC. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All such risk factors are difficult to predict, contain material uncertainties that may affect actual results and may be beyond the Company's control. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information In connection with its 2006 annual meeting of shareholders, GenCorp has filed a proxy statement on Schedule 14A with the SEC. WE URGE SHAREHOLDERS TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Investors may obtain a free copy of the proxy statement as well as other filed documents containing information about GenCorp, including the annual report on Form 10-K of GenCorp for the fiscal year ended November 30, 2005, at the SEC's website (www.sec.gov). Free copies of GenCorp's SEC filings are also available on GenCorp's website at www.gencorp.com, or by request to Office of the Secretary, GenCorp Inc., Highway 50 & Aerojet Road, Rancho Cordova, CA 95670. GenCorp and its officers and directors and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies from GenCorp shareholders with respect to the 2006 annual meeting of shareholders. Information regarding the identity of potential participants and their direct and indirect interests in the solicitation, by security holdings or otherwise, is set forth in the proxy statement filed by GenCorp with the SEC on March 14, 2006. GenCorp anticipates mailing the proxy statement on or about March 14, 2006.

Agenda Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Introduction

GenCorp Seeks Your Support at the March 31, 2006 Annual Meeting We believe the facts show: Substantial shareholder value created since current management team in place Successfully achieved strategic objectives Company positioned for continued growth Actively pursuing process to maximize real estate value Effective corporate governance GenCorp nominating three experienced, highly-qualified directors

GenCorp – Then and Now – Our View

GenCorp 2002	Management actions	GenCorp 2006
■ *Stock price: $7.92* ■ Collection of small unrelated business ■ Aerojet weak – Poor market position – $206mm in revenue[1] ■ Aerojet Fine Chemicals had been losing money ■ Automotive unattractive ■ Real Estate in Superfund site ■ Substantial legacy litigation and liabilities	■ Strengthened Aerojet through acquisitions and internal growth ■ Turned Fine Chemicals into profitable business and successfully divested ■ Exited Automotive business at attractive valuation ■ Achieved release of substantial portion of Superfund site and started re-zoning and entitlement process ■ Resolved most legacy issues successfully	■ *Stock price: $19.26* ■ Corporate clarity achieved – Two focused businesses with scale ■ Aerojet strong – #1 and #2 in all primary markets – positioned for growth – $617mm in revenue[2] ■ Real Estate positioned for near-term entitlement and value creation ■ Less legacy issues remaining

Note: Stock prices represent closing prices on 12/31/02 and 3/13/06, respectively
[1] FY 2001 actual
[2] FY 2005 actual

6

GenCorp
March 2006

GenCorp S&P 500 - Indexed High Low Average Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 3/13/2003 6.19 6.19 21 6.19 14.17 3/14/2003 6.33 6.2 21 6.19 14.17 3/17/2003 6.46 6.42 21 6.19 14.17 3/18/2003 6.55 6.45 21 6.19 14.17 3/19/2003 6.38 6.5 21 6.19 14.17 3/20/2003 6.46 6.52 21 6.19 14.17 3/21/2003 6.5 6.67 21 6.19 14.17 3/24/2003 6.31 6.43 21 6.19 14.17 3/25/2003 6.44 6.51 21 6.19 14.17 3/26/2003 6.2 6.47 21 6.19 14.17 3/27/2003 6.41 6.46 21 6.19 14.17 3/28/2003 6.46 6.43 21 6.19 14.17 3/31/2003 6.25 6.31 21 6.19 14.17 4/1/2003 6.53 6.39 21 6.19 14.17 4/2/2003 6.7 6.55 21 6.19 14.17 4/3/2003 6.71 6.52 21 6.19 14.17 4/4/2003 6.86 6.54 21 6.19 14.17 4/7/2003 7 6.55 21 6.19 14.17 4/8/2003 6.93 6.54 21 6.19 14.17 4/9/2003 6.84 6.44 21 6.19 14.17 4/10/2003 7.08 6.49 21 6.19 14.17 4/11/2003 7.02 6.46 21 6.19 14.17 4/14/2003 7.35 6.59 21 6.19 14.17 4/15/2003 7.11 6.63 21 6.19 14.17 4/16/2003 7.15 6.55 21 6.19 14.17 4/17/2003 7.16 6.65 21 6.19 14.17 4/18/2003 7.16 6.65 21 6.19 14.17 4/21/2003 7.27 6.64 21 6.19 14.17 4/22/2003 7.47 6.78 21 6.19 14.17 4/23/2003 7.49 6.84 21 6.19 14.17 4/24/2003 7.46 6.78 21 6.19 14.17 4/25/2003 7.39 6.69 21 6.19 14.17 4/28/2003 7.43 6.81 21 6.19 14.17 4/29/2003 7.43 6.83 21 6.19 14.17 4/30/2003 7.6 6.82 21 6.19 14.17 5/1/2003 7.68 6.82 21 6.19 14.17 5/2/2003 7.6 6.92 21 6.19 14.17 5/5/2003 7.95 6.89 21 6.19 14.17 5/6/2003 8 6.95 21 6.19 14.17 5/7/2003 7.97 6.92 21 6.19 14.17 5/8/2003 7.94 6.85 21 6.19 14.17 5/9/2003 8.25 6.95 21 6.19 14.17 5/12/2003 8.26 7.03 21 6.19 14.17 5/13/2003 8.16 7.01 21 6.19 14.17 5/14/2003 7.91 6.99 21 6.19 14.17 5/15/2003 8 7.04 21 6.19 14.17 5/16/2003 7.55 7.03 21 6.19 14.17 5/19/2003 7.8 6.85 21 6.19 14.17 5/20/2003 7.96 6.84 21 6.19 14.17 5/21/2003 7.7 6.87 21 6.19 14.17 5/22/2003 7.81 6.93 21 6.19 14.17 5/23/2003 7.9 6.94 21 6.19 14.17 5/26/2003 7.9 6.94 21 6.19 14.17 5/27/2003 7.98 7.08 21 6.19 14.17 5/28/2003 8 7.09 21 6.19 14.17 5/29/2003 8.03 7.07 21 6.19 14.17 5/30/2003 8.02 7.17 21 6.19 14.17 6/2/2003 8.08 7.2 21 6.19 14.17 6/3/2003 8.04 7.23 21 6.19 14.17 6/4/2003 8.1 7.34 21 6.19 14.17 6/5/2003 8.05 7.37 21 6.19 14.17 6/6/2003 8.02 7.35 21 6.19 14.17 6/9/2003 7.9 7.26 21 6.19 14.17 6/10/2003 7.87 7.33 21 6.19 14.17 6/11/2003 7.99 7.42 21 6.19 14.17 6/12/2003 8 7.43 21 6.19 14.17 6/13/2003 7.96 7.36 21 6.19 14.17 6/16/2003 8.26 7.52 21 6.19 14.17 6/17/2003 8.35 7.53 21 6.19 14.17 6/18/2003 8.31 7.52 21 6.19 14.17 6/19/2003 8.18 7.4 21 6.19 14.17 6/20/2003 8.19 7.41 21 6.19 14.17 6/23/2003 7.9 7.3 21 6.19 14.17 6/24/2003 7.68 7.32 21 6.19 14.17 6/25/2003 7.86 7.26 21 6.19 14.17 6/26/2003 8.45 7.34 21 6.19 14.17 6/27/2003 8.5 7.26 21 6.19 14.17 6/30/2003 8.89 7.25 21 6.19 14.17 7/1/2003 8.56 7.31 21 6.19 14.17 7/2/2003 9 7.39 21 6.19 14.17 7/3/2003 8.8 7.33 21 6.19 14.17 7/4/2003 8.8 7.33 21 6.19 14.17 7/7/2003 8.79 7.47 21 6.19 14.17 7/8/2003 9.02 7.5 21 6.19 14.17 7/9/2003 9.29 7.46 21 6.19 14.17 7/10/2003 9.01 7.36 21 6.19 14.17 7/11/2003 9.08 7.43 21 6.19 14.17 7/14/2003 9.05 7.47 21 6.19 14.17 7/15/2003 9.2 7.44 21 6.19 14.17 7/16/2003 9.5 7.4 21 6.19 14.17 7/17/2003 9.36 7.3 21 6.19 14.17 7/18/2003 9.28 7.39 21 6.19 14.17 7/21/2003 9.04 7.28 21 6.19 14.17 7/22/2003 9.07 7.35 21 6.19 14.17 7/23/2003 9.12 7.36 21 6.19 14.17 7/24/2003 8.92 7.3 21 6.19 14.17 7/25/2003 9.04 7.43 21 6.19 14.17 7/28/2003 9.11 7.41 21 6.19 14.17 7/29/2003 9.15 7.36 21 6.19 14.17 Shareholder Value - Stock Performance Low $6.19 Average $14.17 High $21.00 3-year stock price performance - $19.26 at 3/13/06 03/13/06 $19.26 $10.16

Board and Management Focused on Maximizing Value for All Shareholders Stock outperformed broader market since Terry Hall appointed CEO in 2002 3 years - up 211% (vs. 54% for the S&P 500) 2 years - up 74% (vs. 15% for the S&P 500) Aerojet positioned for growth Pursuing process to maximize value of real estate holdings Engaged JPMorgan and Brown, Stevens, Elmore & Sparre to explore possible transactions with one or more large residential builders Exploring a possible joint venture relating to the Company's 2,700 acre planned Rio Del Oro project with anticipated entitlement within the next 12-15 months Corporate governance and shareholder representation Appointed R. Franklin Balotti to the board in September 2005 Named James J. Didion lead director in January 2006 Granted observer rights to Steel Partners in February 2005 Board policy on declassification

Agenda Introduction Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Review of corporate strategy

GenCorp strategy Strengthen and grow Aerojet Unlock value of real estate

Laying the Groundwork for Growth Aerojet - positioned for profitable growth in a consolidating market Repositioned business into high-growth segments Increased revenue to: Achieve sustained industry leadership Support on-going environmental remediation of land Real estate - pursuing a process to capture enhanced value Obtained environmental releases on 2,600 acres of land. Management focused on achieving release of additional property Commenced process to re-zone and entitle our property Initiated process with external advisors to explore meaningful real estate transactions Divested non-core Automotive and Fine Chemicals businesses Exited at attractive valuations

Laying the Groundwork for Growth Significantly reduced litigation exposure Environmental Groundwater Retiree medical Restructured Atlas(r) V contract Prior management entered into contract in 1999 Charge taken in 2005 Difficult but correct long-term decision for shareholders Improved balance sheet Reduced debt and interest expense Pension plans Major pension plans funded at end of 2005 on a cash basis

GenCorp Now Positioned to Deliver Shareholder Value Aerojet Real Estate Ensure base to fund environmental remediation Tactical Propulsion Liquid Boosters & Upper Stages Missile Defense Systems Space Propulsion Post Boost Control Systems Space Boosters & Strategic Propulsion Rio Del Oro Glenborough / Easton Place Westborough Mission critical supplier of propulsion products Value realization for 6,400 acres

Agenda Introduction Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Aerojet business review

Market leader in U.S. tactical missiles, defensive missiles, in-space propulsion and government research and development of propulsion technology Only company with leadership position in solid and liquid propulsion Three-fold revenue increase since 2001 Disciplined and successful acquisition track record Aerojet - Market Leader in Propulsion #2 in Solid Propulsion, and... .... #2 in Liquid Propulsion Source: GenCorp Management estimates ATK ATK Shuttle Aerojet Others 46 27 23 4 P&W Rocketdyne P&W Shuttle Aerojet Others 36 32 17 15 Liquid Propulsion P&W 36% Critical to the Department of Defense and NASA Positioned in higher-growth market segments Aerojet profile We believe this makes us:

2002 2003 2004 2005 Sales 773 830 879 696 2002 2003 2004 2005 Sales 271 321 492 618 Aerojet Operating Performance CAGR: 31.6% Sales Backlog Atlas(r) V re-structure adjustment $877 Backlog Excluding Atlas(r) V $696

Customer Balance & Diversification NASA Commercial & International Navy Air Force Army 19 19 16 23 22 Commercial & International 19% Atlas(r) V 9% THAAD 6% Navy Standard Missile 5% EKV DACS 5% F-22 4% Ford CV production 4% Post Boost Control System - D5 3% Patriot (PAC-3) 3% TOW 3% MLRS 3% FY 2005 % of Total Revenues Balanced portfolio Diverse programs FY 2006E Approximate % of Total Revenues

Defense and Aerospace Spending is Increasing Department of Defense Budget Authority ($ in billions) NASA budget ($ in billions) Sources: Department of Defense National Defense Discretionary Budget Authority Sources: NASA Budget Requests Military Personnel Operations & Maintenance Procurement RDT&E Other 2002 82 128 61 48 32 2003 93 114 70 57 31 2004 98 128 75 64 10 2005 104 121 78 70 48 2006E 109 146 80 71 16 2007E 113 151 91 71 18 2008E 117 156 105 72 16 2009E 120 164 114 71 19 $351 $365 $375 $416 $423 $444 $466 $488 4.8% CAGR Exploration, Science & Aeronautics Exploration Capabilities 2002 6.2 8.3 2003 7.5 7.9 2004 7.8 7.5 2005E 7.8 8.5 2006E 7.9 9.1 2007E 8.3 9.5 2008E 8.9 9.1 2009E 9.1 8.9 $14.5 $15.4 $15.4 $16.2 $17.0 $17.8 $18.0 $18.0 3.2% CAGR

$ in billions Aerojet Strengths Leverage off Shifts in NASA Spending Source: Aerospace Industries Association $5 $10 $15 $20 $25

We Believe We are Now Well Positioned with Developing Government Priorities



THAAD



Crew Exploration Vehicle (CEV)

- DoD
  - *QDR emphasis on rapid global strike, precision weapons, missile defense, space*
    - **Hypersonics** (HyFly, SSST, other R&D)
    - **Advanced Tactical Systems** (NLOS, improved Javelin, TOW bunker buster)
    - **Missile Defense** shift to non-ICBM threats (PAC-3, THAAD, Standard Missile, MKV)
    - Military Operations dependency on **Space-based assets** (Atlas® V , TSAT, GPS, other R&D)
- NASA
  - *Space Exploration shifting into "high gear"*
    - **Manned exploration** (partnered with both competing CEV primes, ISS re-supply position, legacy shuttle maneuvering propulsion)
    - **Spacecraft/Robotic exploration** (all NASA Discovery missions, MARS Rovers and orbiters, Cassini, Pluto, Comet Intercept, Stardust)

20

GENCORP

March 2006

Well Positioned in Growth Segment: Tactical Systems Tomahawk Javelin ATACMS MLRS missiles Warheads for Tomahawk, JSOW, and TOW missiles Standard Missile Insensitive rocket motor for Joint Common Missile (JCM) Variable thrust rocket motor for the Non Line of Sight (NLOS) missile Low collateral damage warhead for the Small Diameter Bomb Hypersonic propulsion for reduced time-to-target Increased reliance on multi-purpose, rapidly deployable, precision strike systems Tactical Propulsion and Armament for ongoing war on Terror Next generation of weapons

Well Positioned in Growth Segment: Missile Defense Airborne LASER Video Clip 13 sec. Airborne LASER Kinetic Energy Interceptor Divert and Attitude Control System (DACS) for Exoatmospheric Kill Vehicle, NFIRE, KEI, MKV-CV Airborne Laser Tanks Boost Phase Ground Based Interceptor SM-3/SM-6 NFIRE Satellite Propulsion for Boost Phase Risk Reduction Solid DACS MK 104 Booster MK 72 Booster EKV DACS ACS Boost Phase Mid Course Phase Platelet Injector Terminal Phase THAAD PAC-3 THAAD Booster PAC 3 Booster & ACM MTHEL NCADE Solid MKV Liquid MKV

Outer Planets and Beyond Moon Mars Earth Launch Vehicle Propulsion In-Space Propulsion Mars Lander Propulsion Nuclear Electric Propulsion (NEP) Lunar Lander Propulsion Nuclear Thermal Propulsion (NTP) Chemical Propulsion Orbit Transfer Stages Robotic Lander Propulsion ELV's CEV Well Positioned in Growth Segment: Space Exploration

Agenda Introduction Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Real estate review

Outlined areas represent communities with strong residential markets 1Source: SACOG (Sacramento Area Council of Governments) 2Source: SACTO Real Estate - Location and Demographics Driving Value GenCorp owns approximately 12,600 acres of land in the Sacramento, California metropolitan area Located along U.S. Highway 50, a key growth corridor Regional demographics Surrounding population and employment projected to grow by at least 20% over the next 10 years1 Over 17,000 projected new homes per year for the next 10 years - 20% increase1 2004 median new home price has doubled since 20002 In process of entitling 6,400 acres for residential and commercial uses

Real Estate Value Creation is a Complex Process Unique combination of challenges and value creation In 2002 vast majority of land was environmentally restricted Historical uses of site Environmental stigma Remediation funding Zoning/entitlement Water requirements Wetlands preservation Endangered species Infrastructure (traffic, sewers) Linkage to Aerojet

Actions Taken to Unlock Value Date Actions Received final approval to remove 2,600 acres from superfund site designation Reached an agreement with Sacramento County which provides for a permanent source of water for development, and settled potential environmental claims with the County Applied for re-zoning on our 2,700 acre Rio Del Oro project with the City of Rancho Cordova Filed an application with the city of Rancho Cordova for a general plan amendment for our approximate 1,650 acres Westborough Project Filed application with the County for a general plan amendment and zoning changes for our approximate 1,400 acre Glenborough and Easton Place Project Applied for re-zoning on 1,100 acres of the initial phase of our Westborough project with the City of Rancho Cordova Commenced negotiations with the City of Folsom for the annexation of 625 acres into the City 2005 2002 2003 2004 6,400 acres currently in entitlement process

Value Realization - Entitlement Two Environmental Impact Reviews anticipated to be released for public comment in 2006 (Rio Del Oro and Glenborough) Absent further delays in governmental approvals, re-zoning approval expected: Rio Del Oro within 12-15 months Glenborough in 2007 Westborough in 2008 Folsom Sphere of Influence - beyond 2009 Approximately ten square miles of property in the re-zoning/annexation process GenCorp NOLs available to shelter gains on near-term property sales

Value Realization Strategy and Actions Strategy Re-zone excess land Seeking to partner with an established builder/developer on residential Mitigate risks inherent in real estate development Share infrastructure installation costs Retain commercial land until value enhanced by residential growth Actions Hired JPMorgan and Brown, Stevens, Elmore & Spaare to advise the Company On January 17, 2006, announced that we are exploring a transaction with one or more substantial builders concerning possible joint venture 2,700 acre Rio Del Oro development May consider alternative transactions

Agenda Introduction Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Governance

Effective Corporate Governance Elected R. Franklin Balotti to board Prominent corporate attorney and nationally recognized expert in corporate governance Elected Timothy A. Wicks to board Veteran business leader with extensive background in financial services, manufacturing and health care Appointed James J. Didion lead director James J. Didion is an independent investor in commercial real estate, operating companies with real estate assets and opportunistic technology-based businesses Granted board observer rights to Steel Partners Steel elected to renew observer status 12/31/05 Active board 10 full board meetings over last twelve months 4 meetings of governance committee in 2005 All directors except CEO Terry L. Hall are independent Senior management compensation tied to the success of the business None of GenCorp's CEO, CFO nor the Presidents of Aerojet and Real Estate received bonuses in 2005 Committed to act on shareholder referendum on declassification of board If majority of outstanding shares vote in support, board will propose for consideration a binding resolution regarding board declassification at 2007 annual meeting (passing would require 80% of outstanding shares)

The Board's Nominees R. Franklin Balotti; Director since 2005 Member of Richards, Layton and Finger, P.A, since 1971,where he is a director in the Corporate Department. Mr. Balotti has argued many of the leading cases defining the duties of directors under Delaware Law and has extensive experience advising corporations and their directors with respect to fiduciary duties, corporate control disputes, extraordinary transactions and related matters. He is the co-author of the Delaware Law of Corporations and Business Organizations and Meetings of Stockholders, and has also authored or co-authored numerous articles on corporate law. Mr. Balotti has been an Adjunct Professor at Cornell University and the University of Miami, School of Law, and serves on the Advisory Council of the Cornell Law School and the Advisory Boards of the Institute of Delaware Corporate Law of the Widener University School of Law, and the Weinberg Center for Corporate Governance at the University of Delaware General J. Gary Cooper; Director since 1998 Chairman and Chief Executive Officer of Commonwealth National Bank, Mobile, AL since January 1998. Previously, United States Ambassador to Jamaica from November 1994 to November 1997; Senior Vice President of David Volkert and Associates from 1992 to 1994; Assistant Secretary of the United States Air Force for Manpower, Reserve Affairs, Installations and the Environment from 1989 to 1992. General Cooper served on active and reserve duty, United States Marine Corps until 1996. General Cooper is a Major General, United States Marine Corps Reserve. General Cooper serves on the board of directors of United States Steel Corporation, Protective Life Corporation and The PNC Financial Services Group, Inc Steven G. Rothmeier; Director since 2000 Non-executive Chairman of Alliant Techsystems from 1990-1993. Chairman and Chief Executive Officer of Great Northern Capital, St. Paul, MN since 1993. Rothmeier founded Great Northern Capital in 1993, after serving as president of a Twin Cities venture capital and merchant banking firm. Rothmeier began his career with Northwest Airlines in 1973 as a corporate financial analyst - later to become director of economic planning in its Regulatory Proceedings Division. Subsequent positions of increasing leadership at Northwest included vice president of finance and treasurer; executive vice president of finance and administration. He was named chairman and CEO of NWA, Inc., and the airline in 1985. Director of ArvinMeritor, Inc., Troy, MI; Precision Castparts, Inc., Portland, OR; and Waste Management, Inc., Houston, TX

We Believe Our Continuing Directors Possess Critical Industry and Business Experience J. Robert Anderson; Director since 2001 Vice Chairman, Chief Financial Officer and member of the board of directors of the Grumman Corporation, Long Island, NY from 1991 until retirement in 1994. Mr. Anderson is also a Trustee of the Desert Research Institute and the Nevada Chapter of the Nature Conservancy General Charles F. Bolden Jr.; Director since 2005 Independent aerospace and defense consultant since January 2005. Previously, Senior Vice President of TechTrans International from April 2003 to December 2004; President and Chief Operating Officer of American PureTex Water Corporation and PureTex Water Works from January to April 2003. Was also a space shuttle pilot astronaut for NASA for 14 years and also served as Assistant Deputy Administrator for NASA and Deputy Commandant of the U.S. Naval Academy James J. Didion; Director since 2002 Independent real estate investor and consultant (CRE). Previously Chairman of the Board of CB Richard Ellis, Inc. from 1987 until retirement in July 2001 Terry L. Hall; Director since 2002 Chairman of the Board since December 2003. ; President and Chief Executive Officer of the Company since July 2002; formerly Senior Vice President and Chief Operating Officer of the Company from November 2001 to July 2002; Senior Vice President and Chief Financial Officer of the Company from July 2000 to November 2001 James M. Osterhoff; Director since 1990 Executive Vice President and Chief Financial Officer of US WEST, Inc., Englewood, CO from 1991 until retirement in 1995. Previously, Vice President, Chief Financial Officer of Digital Equipment Corporation, Maynard, MA Timothy A. Wicks; Director since 2005 Senior Vice President, Product Development and Management for UnitedHealthcare, the largest operating division of UnitedHealth Group (UNH), since 2005 Dr. Sheila E. Widnall; Director since 1999 Institute Professor at the Massachusetts Institute of Technology since 1998 and a member and current Vice President of the National Academy of Engineering. Previously Secretary of the United States Air Force from August 1993 to October 1997

Agenda Introduction Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Summary

Shareholder Value Focus Stock price performance GenCorp has delivered a return of over 200% over last three years Positioned for continued growth Two focused businesses with scale Expertise to meet complex challenges Legacy liabilities addressed Aerojet business demonstrating strong momentum Actively pursuing value-maximizing real estate transaction Commitment to effective corporate governance GenCorp seeks your support at the 2006 annual meeting

Q & A

Agenda Introduction Review of corporate strategy Aerojet business review Real estate review Governance Summary Appendix Appendix

Strategic Divestitures - GDX Automotive Announced as a discontinued operation in Q2 2004 Sold the business in August 2004 for $147 million (6 x LTM EBITDA) after a competitive sales process Recognized a loss on disposition of $279 million Timely exit of business

Strategic Divestitures - Aerojet Fine Chemicals Announced as a discontinued operation in Q2 2004 GenCorp's turnaround performance Revenues grew from $38 million in 2001 to in excess of $65 million in 2004 Sold the business in November 2005 for $114 million including cash of $88 million and a seller note of $26 million after a competitive sales process Overcame complications given that site was designated Superfund Recorded $28 million loss on disposition including reserving for the full value of the $26 million note

Managed Inherited Legacy Risks Environmental toxic tort litigation Initially in excess of 1,670 plaintiffs claiming personal injuries due to alleged exposure to Aerojet chemicals in the 1980s Only 10 plaintiffs remaining. All other plaintiffs dismissed or settled at a net cost to the Company of approximately $2 million in 2005 American States groundwater litigation Claimed $250 million in damages - settled for a net cost to the Company of approximately $5 million in 2003 Olin environmental clean-up litigation Resulted in GenCorp paying $30 million in 2005 for certain environmental clean-up costs for contamination that occurred in the 1960's Company still has counter-claim against Olin for contractual insurance obligations Wotus retiree medical benefits litigation Settled in 2005 covering over 1,700 General Tire retirees - Company recorded a charge of less than $1 million in 2005, with an estimated $12-$18 million of retiree medical costs remaining that will be accounted for as a benefit plan amendment and will be amortized over a period of years

Atlas(r) V fixed price contract Signed in January 1999 to develop up to 96 motors for a new Evolved Expendable Launch Vehicle (EELV) Renegotiated contract terms in 2005 that resulted in increased price per motor and reduces the number of motors the Company is obligated to deliver at a fixed price Not another contract like Atlas(r) V in Aerojet's current portfolio Pension/retiree benefit $12 million of annual cash retiree medical expenditures associated with legacy businesses and retiree medical plans Retiree benefit plan expense (mostly non-cash) was $91 million over the last three years Major pension plans were fully funded at the end of 2005 Managed Inherited Legacy Risks

Balance Sheet Capitalization ($ Millions) (1) Based on 11/30/04 EBITDAP of $63.3 mm, and 11/30/05 EBITDAP of $70.4 million. Consolidated EBITDAP under the Company's credit agreement is equal to the income or loss from continuing operations excluding unusual expense or income, plus interest expense, tax provision (or deduction of tax benefit), depreciation and amortization, and pension benefit expense (net of pension cash payments). EBITDAP also excludes costs associated with the Atlas(r) V writedown recorded in 2005

Glossary of used terms

Acronyms

- ACS - Attitude Control System
- ATACMS - Army Tactical Missile System
- ATK - Alliant Tech Systems Inc
- CEV - Crew Exploration Vehicle
- CV - Crown Victoria
- D5 - Trident Weapon System
- DACS - Divert and Attitude Control System
- EKV - Exoatmospheric Kill Vehicle
- ELV - Expendable Launch Vehicle
- GPS - Global Positioning Systems
- ICBM - Intercontinental Ballistic Missile
- ISS - International Space Station
- JCM - Joint Common Missile
- JSOW - Joint Standoff Weapon
- KEI - Kinetic Energy Interceptor
- MKV - Miniature/Multiple Kill Vehicle
- MLRS - Multiple Launch Rocket System
- MTHEL - Mobile Tactical High Energy Laser
- NEP - Nuclear Electric Propulsion
- NFIRE - Near Field Infrared Experiment
- NLOS - Non-Line of Sight
- NTP - Nuclear Thermal Propulsion
- O&M - Operations & Maintenance
- P&W - Pratt & Whitney
- PAC-3 - PATRIOT Advanced Capability
- QDR - Quadrennial Defense Review
- R&D - Research & Development
- RDT&E - Research, Development, Test & Evaluation
- SDB - Small Diameter Bomb
- SM - Standard Missile
- SSST - Supersonic Sea Skimming Target
- THAAD - Theater High-Altitude Area Defense
- TOW - Tube-launched, Optically tracked, Wire-guided missile
- TSAT - Transformational Satellite

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GenCorp

March 2006